UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 7, 2018
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American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)

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Maryland (American Assets Trust, Inc.) Maryland (American Assets Trust, L.P.)	001-35030 (American Assets Trust, Inc.) 333-202342-01 (American Assets Trust, L.P.)	27-3338708 (American Assets Trust, Inc.) 27-3338894 (American Assets Trust, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 200 San Diego, California 92130

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
This Current Report on Form 8-K (this “Report”) is filed for the purpose of updating the calculations of earnings to fixed charges to include calculations for the nine-month period ended September 30, 2017.
The statement of calculation of ratios of earnings to fixed charges filed as Exhibit 12.1 to this Report is hereby incorporated by reference into the Registration Statement on Form S-3 of American Assets Trust, Inc. (File No. 333-222876), and the statement of calculation of ratios of earnings to fixed charges filed as Exhibit 12.2 to this Report is hereby incorporated by reference into the Registration Statement on Form S-3 of American Assets Trust, Inc. and American Assets Trust, L.P. (File No. 333-222882).

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Description
12.1	Calculation of Ratios of Earnings to Fixed Charges of American Assets Trust, Inc.
12.2	Calculation of Ratios of Earnings to Fixed Charges of American Assets Trust, Inc. and American Assets Trust, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Adam Wyll
Adam Wyll Senior Vice President, General Counsel and Secretary
March 7, 2018

American Assets Trust, Inc.
	By:	/s/ Adam Wyll
Adam Wyll Senior Vice President, General Counsel and Secretary
March 7, 2018